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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     JULY 12, 1999



                                DOUBLECLICK INC.
               (Exact name of registrant as specified in charter)



         DELAWARE                     000-23709               13-3870996
(State or other jurisdiction        (Commission               (IRS
Employer of incorporation)          File Number)          Identification No.)



41 MADISON AVENUE, 32ND FLOOR, NEW YORK, NEW YORK                10010
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code            (212)683-0001

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                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


ITEM 5   OTHER EVENTS

     On July 12, 1999, DoubleClick Inc. ("DoubleClick") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with NetGravity, Inc., a Delaware corporation ("NetGravity"), pursuant to which DoubleClick has agreed to acquire NetGravity. A copy of the Merger Agreement is attached hereto as EXHIBIT 2.1 and incorporated herein by reference. The acquisition is to be effected through the issuance of 0.28 shares of DoubleClick common stock in exchange for each share of common stock of NetGravity outstanding immediately prior to the consummation of the transaction and the assumption of NetGravity's outstanding stock options based on such exchange ratio. The amount of such consideration was determined based upon arm's-length negotiations between DoubleClick and NetGravity. The transaction is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is intended to be accounted for as a pooling of interests. The consummation of the transaction is subject to the satisfaction of certain conditions, including the approval of the stockholders of NetGravity.

     In connection with the transaction, DoubleClick and certain affiliates of NetGravity also entered into a Stockholder Agreement on July 12, 1999, pursuant to which certain affiliates of NetGravity beneficially owning approximately 22% of the outstanding common stock of NetGravity have agreed to vote in favor of approval of the Merger Agreement. A copy of the Stockholder Agreement is attached hereto as EXHIBIT 10.1 and incorporated herein by reference.

     A copy of the press release announcing the merger agreement with NetGravity is attached hereto as EXHIBIT 99.1 and incorporated herein by reference.


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ITEM 7            FINANCIAL STATEMENTS AND EXHIBITS
         (c)      EXHIBITS.         The following documents are filed as exhibits to this report:

                  2.1               Agreement and Plan of Merger and Reorganization dated as of
                                    July 12, 1999 by and among DoubleClick Inc.,
                                    NJ Merger Corporation and NetGravity , Inc.

                  10.1              Stockholder Agreement dated as of July 12, 1999 by and
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
                                    between DoubleClick Inc. and certain affiliates of NetGravity, Inc.

                  99.1              Press Release dated July 13, 1999.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      DoubleClick Inc.


Date: July 21, 1999
                                      By: /s/ Stephen R. Collins
                                         ---------------------------------------
                                      Chief Financial Officer



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                                  EXHIBIT INDEX

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

Exhibit
2.1               Agreement and Plan of Merger and Reorganization dated as of
                  July 12, 1999 by and among DoubleClick Inc., NJ Merger Corporation and
                  NetGravity, Inc.

10.1              Stockholder Agreement dated as of July 12, 1999 by and
                  between DoubleClick Inc. and certain affiliates of NetGravity, Inc.

99.1              Press Release dated July 13, 1999.
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